                                                                   Exhibit 10.19


                                                                [Execution Copy]


                                  $275,000,000

                              DYNATECH CORPORATION
                               TTC MERGER CO. LLC
                          (A COMPANY TO BE MERGED INTO
                    TELECOMMUNICATIONS TECHNIQUES CO., LLC)

                   9 3/4% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT
                               ------------------

                                                                    May 14, 1998

Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
 c/o Credit Suisse First Boston Corporation
   Eleven Madison Avenue,
   New York, N.Y.  10010-3629

Dear Sirs:

     1. Introductory. Dynatech Corporation, a Massachusetts corporation ("Dynatech" or the "Company") and its wholly owned subsidiary TTC Merger Co.
LLC, a Delaware limited liability company ("TTC Merger Co" and, together with Dynatech, the "Initial Issuers") propose, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation ("CSFBC") and J.P. Morgan Securities Inc. (the "Initial Purchasers") U.S.$275,000,000 principal amount of its 9 3/4% Senior Subordinated Notes Due 2008 (the "Notes") to be issued under an indenture dated as of May 21, 1998 (the "Indenture") among Dynatech, TTC Merger Co, and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee (the "Trustee"). Immediately after the issuance of the Notes on the Closing Date (as defined in Section 3 below), (i) TTC Merger Co will be merged into Telecommunications Techniques Co., LLC, a Delaware limited liability company to be formed prior to the Closing Date (as defined below) ("TTC"), with TTC as the surviving company (the "Second Merger"), (ii) TTC will succeed to and assume all of the obligations under the Indenture and the Notes and (iii) Dynatech will be released from its obligations as a primary obligor under the Indenture and the Notes. Dynatech will guarantee the monetary obligations of TTC Merger Co and TTC under the Indenture, on a senior subordinated basis (the "Parent Guarantee"). On the Closing Date TTC, Dynatech and the trustee will enter into a supplement to the Indenture, dated as of the Closing Date (the "First Supplemental Indenture") whereby TTC will confirm its assumption of all of the obligations under the Indenture and Dynatech will confirm its obligations under the Parent Guarantee. As a result of the Second Merger and other transactions related thereto, TTC will be a wholly-owned subsidiary of Dynatech and the direct or indirect parent company of all of Dynatech's other active subsidiaries, including Itronix Corporation, a Washington corporation ("Itronix"),
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Industrial Computer Source Inc., a California corporation ("ICS"), AIRSHOW Inc., a California corporation ("AIRSHOW") and da Vinci Systems, Inc., a Florida corporation ("da Vinci"). TTC, Itronix ICS, AIRSHOW and da Vinci are collectively referred to as the "Subsidiaries" of the Company.

     The Notes have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may be offered and sold only (1) outside the United States in reliance on Regulation S under the Securities Act ("Regulation S") and (2) in the United States to qualified institutional buyers (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A under the Securities Act ("Rule 144A") (such Notes to be represented by one or more global Notes in registered form).

     Holders (including the Initial Purchasers and their direct and indirect transferees) of the Notes will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex I (the "Registration Rights Agreement"), pursuant to which Dynatech and TTC each will agree to use its reasonable best efforts to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of TTC (including the Parent Guarantee) (the "Exchange Securities") which are identical in all material respects to the Notes (except that the Exchange Securities will not contain terms with respect to transfer restrictions or with respect to additional interest) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

     2. Representations and Warranties of the Company and TTC Merger Co. Each Initial Issuer represents and warrants to the Initial Purchasers that:

          (a) A preliminary offering circular and an offering circular relating to the Notes has been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, are hereinafter collectively referred to as the "Offering Circular". On the date of this Agreement, the Offering Circular does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Circular based upon written information furnished to the Company by any Initial Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

          (b) When the Notes are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly authorized, executed and delivered by the Initial Issuers, the First Supplemental Indenture will have been duly authorized, and (on the Closing Date after the consummation of the Second Merger) executed and delivered by Dynatech and TTC, such Notes will have been duly authorized, executed, issued and delivered by the Initial Issuers and will conform to the description thereof contained in the Offering Circular in all material respects, and the Indenture and such Notes will constitute valid and legally binding obligations of

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     each Initial Issuer (and, upon the consummation of the Second Merger and the due authorization of the First Supplemental Indenture by TTC and the execution and delivery thereof by each party thereto, of TTC), enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (c) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Massachusetts, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and the Company is duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except in such jurisdiction in which the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, properties, results of operations or condition (financial or other) of the Company and the Company's consolidated subsidiaries taken as a whole (a "Material Adverse Effect"); TTC Merger Co has been and TTC, on or prior to the Closing Date, will be, duly organized and is or in the case of TTC will be a validly existing limited liability company in good standing under the laws of the State of Delaware, with limited liability company power and authority to own its properties and conduct its business as described in the Offering Circular; and each of TTC Merger Co and TTC is or will be on or prior to the Closing Date duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification (except as would not reasonably be expected to have a Material Adverse Effect).

          (d) Each Subsidiary of the Company (other than TTC) has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and each such Subsidiary of the Company is duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification (except as would not reasonably be expected to have a Material Adverse Effect); all of the issued and outstanding capital stock of each such Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such Subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any lien, encumbrance, defect, charge, security interest, restriction upon voting or transfer or any other claim of any third party, except as (i) would not reasonably be expected to have a Material Adverse Effect or (ii) may arise pursuant to the Senior Credit Facility (as defined in the Offering Circular) in connection with the transactions contemplated thereunder.

          (e) This Agreement has been duly authorized, executed and delivered by each Initial Issuer and on the Closing Date, an agreement or instrument (the "Purchase Agreement Supplement") by which TTC will assume all obligations and acquire all

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     rights of TTC Merger Co under this Agreement and become a party to this
     Agreement will be duly authorized, executed and delivered by TTC.

          (f) On the Closing Date, the Registration Rights Agreement will have been duly authorized, executed and delivered by Dynatech and TTC and, upon such execution and delivery, will constitute the valid and legally binding obligation of Dynatech and TTC, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and similar laws relating to or affecting creditors' rights and to general equitable principles and (ii) limitations with respect to enforceability of provisions providing for indemnification or contribution, arising under applicable law (including court decisions) or public policy.

          (g) The Offering Circular, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (h) No consent, approval, authorization, or order of, or filing, registration or qualification with, any governmental agency or body or any court or arbitrator is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Notes by the Company, TTC Merger Co or TTC and the Exchange Securities by TTC, except for (i) such consents, approvals, authorizations, filings, registrations or qualifications as may be required to be obtained or made under the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and applicable state securities laws as provided in the Registration Rights Agreement, (ii) such consents, approvals, authorizations, orders or filings as have been made or obtained, or (iii) as disclosed in the Offering Circular.

          (i) The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the First Supplemental Indenture (collectively, the "Transaction Documents"), and the issuance, authentication, sale and delivery of the Notes and compliance with the terms and provisions thereof (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) will not result in any violation of the provisions of the charter or by-laws, or equivalent constituent documents, of the Company or any of its Subsidiaries and (C) will not result in the violation of the provisions of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, except in each case under clauses (A), (B) and (C) where such breach, violation, default, lien, charge or encumbrance would not reasonably be expected to have a Material Adverse Effect; and, on the Closing Date, each of the

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     Company, TTC Merger Co and TTC will have corporate or limited liability company power and authority (i) to execute and deliver the Transaction Documents to which it is a party, (ii) (in the case of the Initial Issuers) to authorize, issue, sell and (in the case of the Company) guarantee the Notes as contemplated by this Agreement and (iii) (in the case of TTC) to succeed to and assume all of the primary obligations of TTC Merger Co and the Company under the Indenture and the Notes as contemplated by the First Supplemental Indenture.

          (j) Each Transaction Document conforms in all material respects to the descriptions thereof contained in the Offering Circular.

          (k) Except as disclosed in the Offering Circular, the Company and its Subsidiaries have or (in the case of TTC) on the Closing Date will have good and marketable title to all real properties and good and valid title to all other properties and assets owned by them, in each case free from liens, encumbrances and defects not permitted by the Indenture, except for such failures to have such title and for such liens, encumbrances and defects as would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Offering Circular, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases, except as would not reasonably be expected to have a Material Adverse Effect.

          (l) The Company and its Subsidiaries possess or (in the case of TTC) on the Closing Date will possess adequate licenses, certificates, authorities or permits issued by and have made all material declarations and filings with, the appropriate governmental agencies or bodies necessary or desirable for the ownership of their properties or to conduct the business now operated by them except for any that must be transferred or reapplied for as a result of the merger of any entity with TTC or the merger of TTC and TTC Merger Co, and except as would not reasonably be expected to have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (m) No labor dispute with the employees of the Company or any Subsidiary thereof exists or, to the best knowledge of the Company or TTC Merger Co is contemplated or threatened that would reasonably be expected to have a Material Adverse Effect.

          (n) Except as disclosed in the Offering Circular, (i) the Company and its Subsidiaries own, possess or can acquire or (in the case of TTC) on the Closing Date will own, possess, or be able to acquire all adequate rights to use all material trademarks, service marks, trademark registrations, service mark registrations, trade names and other rights to inventions, know-how, patents, patent applications, copyrights, licenses and other intellectual property, including (without limitation) trade secrets and other unpatented and/or patentable proprietary or confidential information, systems or procedures, (collectively, "intellectual property rights") necessary to

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

     conduct the business now operated by them, or presently employed by them, except to the extent that the failure to own, possess or acquire such adequate rights would not reasonably be expected to have a Material Adverse Effect and (ii) no claim has been asserted and is pending claiming that the intellectual property rights infringe on or conflict with asserted rights of others that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (o) Except as disclosed in the Offering Circular, neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any applicable environmental laws, is liable for any off-site disposal or contamination pursuant to any applicable environmental laws, or is subject to any claim relating to any applicable environmental laws, which violation, contamination, liability or claim would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (p) Except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their properties that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect or would materially and adversely affect the ability of the Company, TTC Merger Co or (after the Second Merger) TTC to perform their obligations under the Indenture (as supplemented by the First Supplemental Indenture in the case of the Company and TTC) or this Agreement.

          (q) The historical consolidated financial statements (including the related notes) contained in the Offering Circular have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods covered thereby except as disclosed in the notes thereto and fairly present in all material respects the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; the assumptions used in preparing the pro forma financial statements included in the Offering Circular provide a reasonable basis for presenting the estimated effects of the transactions or events described therein; and the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (r) Except as disclosed in the Offering Circular, since the date of the latest audited financial statements included in the Offering Circular, there has not been any development or event that would reasonably be expected to have a Material Adverse Effect.

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          (s) Neither of the Initial Issuers is and TTC will not be an open-end investment company, unit investment trust or face-amount certificate company that is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither Initial Issuer is and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular, neither Initial Issuer nor TTC will be an "investment company" as defined in the Investment Company Act that is required to be registered as such thereunder.

          (t) No securities of the Initial Issuers of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (u) The offer and sale of the Notes by the Initial Issuers to the Initial Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify the Indenture in respect of the Notes under the United States Trust Indenture Act; provided that the foregoing representation and warranty assumes the accuracy of the representations, warranties and agreements of the Initial Purchasers contained in Section 4 hereof.

          (v) Neither of the Initial Issuers, nor any of their affiliates, nor any person acting on their behalf (i) has, within a six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such term is defined in Regulation S) the Notes or any security of the same class or series as the Notes or (ii) has offered or will offer or sell the Notes (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. Each of the Initial Issuers, any of their affiliates or any person acting on their behalf has complied and will comply with the offering restrictions requirement of Regulation S. The Initial Issuers and TTC have not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except for this Agreement prior to its termination.

          (w) On the Closing Date, each of the Company, TTC Merger Co and TTC (immediately after and giving effect to the issuance and assumption of the Notes and to the other transactions related thereto as described in the Offering Circular) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular entity and to a particular date, that on such date (a) on a pro forma basis, the present fair market value (or present fair saleable value) of such entity's assets is not less than the Company's probable liabilities (including contingent liabilities);
     (b) such entity should be able to pay its debts as they become absolute and mature; and (c) the capital remaining in such entity would not be unreasonably small for the business in which such entity is engaged after giving due consideration to the prevailing practice in the industry in which such entity is engaged. In computing the

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     amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (x) Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Notes, other than the fees payable to the Initial Purchasers in connection with the offer and sale of the Notes.

          (y) The Initial Issuers, TTC and their affiliates have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes.

          (z) Except as disclosed in the Offering Circular, the proceeds to the Initial Issuers from the offering of the Notes will not be used to purchase or carry any security.

          (aa) Neither the Initial Issuers nor any of the Subsidiaries is (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except in each case of clauses (i), (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

     3. Purchase, Sale and Delivery of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and TTC Merger Co agree to sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company and TTC Merger Co, at a purchase price of (x) 97% of the principal amount thereof plus (y) accrued interest from May 21, 1998 to the Closing Date (as hereinafter defined) the respective principal amounts of Notes set forth opposite the names of the Initial Purchasers in Schedule A hereto.

     The Company and TTC Merger Co will deliver the Notes to CSFBC for the accounts of the Initial Purchasers against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to such order as the Company may direct, at the office of Debevoise & Plimpton, at 10:00 A.M., New York time, on May 21, 1998 or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date." The Notes so to be delivered will be in definitive fully registered, global book entry form, and will be made available for checking and packaging at the above office of Debevoise & Plimpton on the Closing Date.

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     4.  Representations by Initial Purchasers; Resale by Initial Purchasers.
(a) Each Initial Purchaser severally, and not jointly, represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     (b) Each Initial Purchaser severally acknowledges that the Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Notes and will offer and sell the Notes only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, has engaged or will engage in any directed selling efforts with respect to the Notes, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf has complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser severally agrees that, at or prior to confirmation of sale of the Notes, other than a sale pursuant to Rule 144A, such Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Notes from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons as part of their distribution at any time except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this subsection (b) have the meanings given to them by Regulation
S.

     (c) Each Initial Purchaser severally, and not jointly, agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except for any such arrangements with the other Initial Purchaser or affiliates of the other Initial Purchaser or with the prior written consent of the Company.

     (d) Each Initial Purchaser severally, and not jointly, agrees that it and each of its affiliates will not offer or sell the Notes in the United States by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Notes, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

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

     (e) Prior to or simultaneously with any confirmation of sale to any purchaser in the initial resale, each Initial Purchaser will deliver to each such purchaser of the Notes in connection with its original distribution of the Notes a copy of the Offering Circular as amended and supplemented at the date of such delivery.

     (f) Each of the Initial Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Notes will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. Certain Agreements of the Company and TTC Merger Co. Each of the Initial Issuers, jointly and severally, agrees with the Initial Purchasers that:

          (a) The Initial Issuers will advise CSFBC promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplementation without CSFBC's consent (which consent shall not be reasonably withheld). If, at any time prior to the completion of the resale of the Notes by the Initial Purchasers any event occurs as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Circular to comply with any applicable law, the Initial Issuers promptly will notify CSFBC of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Initial Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Initial Issuers will furnish to the Initial Purchasers or their counsel copies of any preliminary offering circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchasers or their counsel reasonably request. At any time when the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and the Company is not subject to
     Section 13 or 15(d) of the Exchange Act, the Initial Issuers will promptly furnish or cause to be furnished to CSFBC (and, upon request, to the other Initial Purchasers) and, upon request of holders and prospective purchasers of the Notes, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Notes pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Notes. The Initial Issuers will pay the expenses of printing and distributing to the Initial Purchasers and their counsel all such documents.

          (c) The Initial Issuers will arrange for the qualification of the Notes for sale and the determination of their eligibility for investment under the laws of such states in the United States as CSFBC reasonably designates and will continue such qualifications in effect so long as reasonably required for the initial resale of the Notes by the Initial Purchasers; provided that the Initial Issuers will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or other jurisdiction or to subject themselves to taxation in respect of doing business in any state or other jurisdiction in which they are not otherwise so subject.

          (d) During the period of two years after the Closing Date, the Company will, upon request, make available to CSFBC, and the other Initial Purchasers and any holder of Notes a copy of the restrictions on transfer applicable to the Notes.

          (e) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by any of them, except for Notes purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

          (f) The Initial Issuers will pay all reasonable expenses incidental to the performance of their obligations under this Agreement, the Indenture (as supplemented by the First Supplemental Indenture) and the Registration Rights Agreement including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Notes, the preparation, printing and distribution of this Agreement, the Notes, the Indenture, the First Supplemental Indenture, the Registration Rights Agreement, the Offering Circular and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes; (iii) the cost of qualifying the Notes for trading in The Portal/SM/ Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto (iv) the cost of any advertising approved by the Initial Issuers in connection with the issue of the Notes, (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Notes for sale under the laws of such jurisdictions in the United States as CSFBC reasonably designates and the printing of memoranda relating thereto, (vi) for any fees charged by investment rating agencies for the rating of the Notes, (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Circular (including any amendments and supplements thereto) to the Initial Purchasers, (viii) fees and expenses of the Initial Issuers' counsel and independent accountants; (ix) all expenses and application fees incurred in the approval of the Notes for book-entry transfer by DTC; and (x) all other costs and expenses incident to the performance of the obligations of the Company, TTC Merger Co or TTC under this Agreement which are not otherwise specifically provided for in this Section 5(f); provided, however, that
                                                     --------  -------
     except as provided in the last sentence of this Section 5(f) and Section 9, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel, any taxes on the Notes which they may sell and the expenses of advertising and offering of the Notes made by the Initial Purchasers. The Initial Issuers will also pay or reimburse the Initial Purchasers (to the extent incurred by them prior to the Closing
     Date) for all reasonable travel expenses of the Initial Purchasers and the Initial Issuers officers and employees and any other reasonable expenses of the Initial Purchasers and the Initial Issuers in connection with attending or hosting meetings with prospective purchasers of the Notes.

          (g) In connection with the initial offering of the Notes, until the earlier of (i) such time as CSFBC shall have notified the Initial Issuers and the other Initial Purchasers of the completion by the Initial Purchasers of the initial resale of the Notes and (ii) 180 days after the Closing Date, none of the Initial Issuers and their affiliates has or will, either alone or with one or more other persons, bid for or purchase, for any account in which it has a beneficial interest, any Notes or attempt to induce any person to purchase any Notes, in any such case for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes. CSFBC agrees to give such notice promptly upon such completion.

          (h) For a period of 180 days after the Closing Date (if the sale of the Notes by the Initial Issuers to the Initial Purchaser shall have occurred), the Initial Issuers will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any dollar denominated debt securities issued or guaranteed by the Company or any of its subsidiaries and having a maturity of more than one year from the date of issue, except (i) issuances of Exchange Securities pursuant to the Registration Rights Agreement, (ii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Notes pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof or (iii) promissory notes or other debt securities issued or guaranteed in immaterial amounts in the ordinary course of business.

          (i) The Initial Issuers will use their reasonable best efforts to assist the Initial Purchasers in arranging for the Notes to be eligible for clearance and settlement through the Depository Trust Company ("DTC").

          (j) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, the Initial Issuers will not, and will cause its affiliates not to, nor will authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and each of the Company, TTC Merger Co and

     TTC will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by
     Section 4(2) of the Securities Act or the safe harbor afforded by Regulation S thereunder to cease to be applicable to the offering and sale of the Notes as contemplated by this Agreement and the Offering Circular.

          (k) The Company, TTC Merger Co and TTC will apply the net proceeds from the sale of the Notes as set forth in the Offering Circular under the heading "Use of Proceeds".

          (l) The Initial Issuers will not, nor will cause their affiliates to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require registration of the Notes under the Securities Act.

          (m) On or before the Closing Date, (i) TTC will authorize and execute and deliver the Purchase Agreement Supplement, in form and substance reasonably satisfactory to the Initial Purchasers and (ii) TTC and Dynatech will duly authorize, execute and deliver the Registration Rights Agreement.

     6. Conditions of the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Company and TTC Merger Co to the accuracy of the statements of officers of the Company and TTC Merger Co herein made pursuant to the provisions hereof, to the performance by each of the Company and TTC Merger Co of its obligations hereunder and to the following additional conditions precedent:

          (a) The Initial Purchasers shall have received a letter, dated the date of this Agreement, of Coopers & Lybrand confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and substantially in the form of Exhibit D hereto, or otherwise in form and substance reasonably satisfactory to the Initial Purchasers.

          (b) The Initial Purchasers shall have received an opinion, dated such the Closing Date, of Debevoise & Plimpton, counsel for the Initial Issuers substantially in the form of Exhibit A hereto, or otherwise in form and substance reasonably satisfactory to the Initial Purchasers.

          (c) The Initial Purchasers shall have received an opinion, dated such the Closing Date, of Hale and Dorr LLP, counsel for the Initial Issuers, substantially in the form of Exhibit B hereto, or otherwise in form and substance reasonably satisfactory to the Initial Purchasers.

          (d) The Initial Purchasers shall have received an opinion, dated such the Closing Date, of Mark V. B. Tremallo, Esq., general counsel of the Company, substantially in the form of Exhibit C hereto, or otherwise in form and substance reasonably satisfactory to the Initial Purchasers.

          (e) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the validity of the Notes, the Offering Circular, the exemption from registration for the offer and sale of the Notes by the Company and TTC Merger Co to the Initial Purchasers and the resales by the Initial Purchasers as contemplated hereby and other related matters as CSFBC may reasonably require, and the Company and TTC Merger Co shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Simpson Thacher & Bartlett may rely as to the incorporation of the Company and all other matters governed by Massachusetts law upon the opinion of Hale and Dorr LLP referred to above.

          (f) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of their chief executive officer or any vice president and a principal financial or accounting officer in which such officers, to the best of their knowledge and after reasonable investigation shall state that (i) as of the Closing Date, the representations and warranties of the Company and TTC Merger Co in this Agreement are true and correct in all material respects, the Company and TTC Merger Co have in all material respects complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, (ii) the Offering Circular did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date thereof, no event has occurred which should have been set forth in a supplement or amendment to the Offering Circular and (iii) subsequent to the date of the most recent financial statements contained in the Offering Circular, there has been no material adverse change, nor any development or event that, in his reasonable judgment, would reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties results of operations or business of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated by the Offering Circular or as described in such certificate.

          (g) The Initial Purchasers shall have received a letter, dated the Closing Date, of Coopers & Lybrand which meets the requirements of subsection (a) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

          (h) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer or member of TTC and Dynatech.

          (i) The recapitalization of Dynatech and the financings and transactions related thereto shall have been consummated substantially as described in the Offering Circular.

          (j) Subsequent to the execution of this Agreement, there shall not have occurred (i) any change, or any development or event that would reasonably be expected to result in a change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, which, in the reasonable judgment of the Initial Purchasers, is material and adverse and makes it impracticable to proceed with the completion of the offering contemplated herein or the resale of and payment for the Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Initial Purchasers, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable to proceed with completion of the offering contemplated herein or the resale of or payment for the Notes.

          (k) The Company and TTC Merger Co shall have furnished to the Initial Purchasers such additional documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

     The Company, TTC Merger Co and TTC will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder, whether in respect of the Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Initial Issuers will jointly and severally indemnify and hold harmless each Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that
                                                   --------  -------
neither Initial Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Initial Issuers by any Initial Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided further, that the
                                               -------- -------
foregoing indemnity with respect to the preliminary offering circular shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Notes, to the extent that any such losses, claims, damages or liabilities of such Initial Purchaser result from a fact that such Initial Purchaser sold Notes to a person in an initial resale to whom there was not sent or given at or prior to the written confirmation of the sale of such Notes, a copy of the final offering circular (as amended and supplemented), if the Initial Issuers had previously furnished such amendments or supplements to such Initial Purchaser prior to confirmation of the sale of such Notes to such person by such Initial Purchaser and the losses, claims, damages or liabilities of such Initial Purchaser result from an untrue statement or omission of a material fact contained in the preliminary offering circular, which was corrected in the final offering circular.

     (b) Each Initial Purchaser will severally and not jointly indemnify and hold harmless the Company, TTC Merger Co and (upon due execution and delivery of the Purchase Agreement Supplement) TTC against any losses, claims, damages or liabilities to which the Company, TTC Merger Co and (upon due execution and delivery of the Purchase Agreement Supplement) TTC may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, TTC Merger Co or (upon due execution and delivery of the Purchase Agreement Supplement) TTC in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Offering Circular furnished on behalf of each Initial Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Initial Purchasers; the legend concerning over-allotments and stabilizing on the top of page (i); and the first and third sentences of paragraph five, the seventh paragraph and the last paragraph under the caption "Plan of Distribution".

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (if such counsel is counsel to the indemnifying party and the representation of the indemnified party would present such counsel with a conflict of interest, the indemnified party will have the right to employ separate counsel, and the indemnifying party will bear the reasonable fees, costs and expenses of only one such separate counsel for all indemnified parties) and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in which any indemnified party is a party to the extent such settlement is binding upon such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, TTC Merger Co and TTC on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, TTC Merger Co and TTC on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, TTC Merger Co and TTC on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, TTC Merger Co and TTC bear to the total discounts and commissions received by the Initial Purchasers from the Company and TTC Merger Co under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, TTC Merger Co or TTC or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (e) The obligations of the Company, TTC Merger Co and TTC under this Section shall be in addition to any liability which the Company, TTC Merger Co and TTC may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company, TTC Merger Co or TTC within the meaning of the Securities Act or the Exchange Act.

     (f) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. Default of Initial Purchasers. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase Notes hereunder and the aggregate principal amount of the Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, CSFBC may make arrangements satisfactory to the Company for the purchase of such Notes by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to its commitments hereunder, to purchase the Notes that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount number of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Notes and arrangements satisfactory to CSFBC and the Company for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for a Initial Purchaser under this Section. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or TTC Merger Co or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the Company, TTC Merger Co or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Notes by the Initial Purchasers is not consummated, the Company, TTC Merger Co and TTC shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and TTC Merger Co and the Initial Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Notes by the Initial

Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in Section 6(j), the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

     10. Representation of Initial Purchasers. CSFBC has the authority to, and will, act for the Initial Purchasers in connection with this purchase, and any action under this Agreement taken by CSFBC will be binding upon all the Initial Purchasers.

     11. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchasers will be mailed, delivered or telegraphed and confirmed to the Initial Purchasers c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company or TTC Merger Co, will be mailed, delivered or telegraphed and confirmed to it c/o Dynatech Corporation, 3 New England Executive Park, Burlington, MA 01803-5087 (Telephone: 781-272-6100, Fax: 781-272-2304), Attention: Chief Financial Officer; provided, however, that any notice to a Initial Purchaser pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of the Notes shall be entitled to enforce the agreements for their benefit contained in the second sentence of Section 5(b) hereof against the Initial Issuers as if such holders were parties hereto.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     15. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     Each party hereto hereby submits to the jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, TTC Merger Co and the Initial Purchasers in accordance with its terms.

                              Very truly yours,

                              DYNATECH CORPORATION


                              By: /s/ Mark V.B. Tremallo
                                Name: Mark V.B. Tremallo
                                Title: Vice President and General Counsel


                              TTC MERGER CO. LLC


                              By: Dynatech Corporation, its sole member
                                  -------------------------------------

                              By: Mark V.B. Tremallo
                                Name: Mark V.B. Tremallo
                                Title: Vice President and General Counsel



The foregoing Purchase Agreement
  is hereby confirmed and accepted as
  of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.


By:  CREDIT SUISSE FIRST BOSTON CORPORATION



   By: /s/ Harold W. Bagly
       -----------------------------------
    Name: Harold W. Bagly
    Title: Managing Director

                                   SCHEDULE A


INITIAL PURCHASER                            PRINCIPAL AMOUNT OF
----------------------------------------            NOTES
                                             -------------------
Credit Suisse First Boston Corporation..         $137,500,000
J.P. Morgan Securities Inc..............         $137,500,000
                                                 ____________
          Total.........................         $275,000,000
                                                 ============